                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 2000


                              GLOBAL SPORTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-16611                          04-2958132
(State or other jurisdiction       (Commission File Number)             (I.R.S. Employer
     of incorporation)                                                 Identification No.)


                               1075 First Avenue
                           King of Prussia, PA 19406
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (610) 265-3229
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 28, 2000, Global Sports, Inc. ("Global Sports") completed its previously announced acquisition of Fogdog, Inc. ("Fogdog") in a stock-for-stock transaction. Fogdog was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of October 24, 2000 (the "Reorganization Agreement"), by and among Global Sports, Fogdog and Fido Acquisition Corp., a wholly-owned subsidiary of Global Sports ("Merger Sub"). Pursuant to the Reorganization Agreement, Merger Sub was merged with and into Fogdog, with Fogdog as the surviving corporation (the "Merger"). As a result of the Merger, Fogdog became a wholly-owned subsidiary of Global Sports. In connection with the Merger, each outstanding share of Fogdog common stock was exchanged for
0.135 of a share of Global Sports common stock, resulting in the issuance of an aggregate of approximately five million shares of Global Sports common stock for all outstanding shares of Fogdog common stock. Global Sports also assumed all outstanding options and warrants to purchase shares of Fogdog common stock.

     The Merger is intended to qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended. The description contained in this Item 2 of the Merger and the other transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which was previously filed as Exhibit 2.1 to Global Sports' Form 8-K filed with the Securities and Exchange Commission (the "Commission") on October 31, 2000.

     Fogdog is an online sporting goods retailer.

     Global Sports' press release, dated December 28, 2000, entitled "Global Sports Completes Acquisition of Fogdog, Inc.", is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

     The consolidated financial statements of Fogdog, Inc. and related accountants' report included at pages F-38 through F-58 of the Form S-4 Registration Statement (Registration No. 333-50590) filed by the registrant with the Commission on November 24, 2000, are herein incorporated by reference. Copies of such consolidated financial statements are attached hereto as Exhibit 99.2.

     (b)  Pro forma financial information.

     The unaudited pro forma condensed combined financial information included at pages 160-164 of the Form S-4 Registration Statement (Registration No. 333-50590) filed by the registrant with the Commission on November 24, 2000, is herein incorporated by reference. A copy of such financial information is attached hereto as Exhibit 99.3.
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     (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger and Reorganization, dated as of October 24, 2000, by and among Global Sports, Inc., a Delaware corporation, Fido Acquisition Corp., a Delaware corporation, and Fogdog, Inc., a Delaware corporation, previously filed as Exhibit
               2.1 to the Form 8-K filed by Global Sports, Inc. on October 31, 2000, and incorporated herein by reference.

99.1           Press release dated December 28, 2000.

99.2 Consolidated Financial Statements of Fogdog, Inc., previously filed as part of the Form S-4 Registration Statement (Registration No. 333-50590) filed by Global Sports, Inc. on November 24, 2000, and both incorporated herein by reference and included herewith.

99.3 Unaudited Pro Forma Condensed Combined Financial Information, previously filed as part of the Form S-4 Registration Statement (Registration No. 333-50590) filed by Global Sports, Inc. on November 24, 2000, and both incorporated herein by reference and included herewith.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL SPORTS, INC.


                                        By:     /s/ Michael G. Rubin
                                           ---------------------------------
                                        Name:   Michael G. Rubin
                                        Title:  Chairman and Chief Executive
                                                Officer

Dated:  January 12, 2001
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                               INDEX TO EXHIBITS
                               -----------------

          2.1 Agreement and Plan of Merger and Reorganization, dated as of October 24, 2000, by and among Global Sports, Inc., a Delaware corporation, Fido Acquisition Corp., a Delaware corporation, and Fogdog, Inc., a Delaware corporation, previously filed as Exhibit
               2.1 to the Form 8-K filed by Global Sports, Inc. on October 31, 2000, and incorporated herein by reference.

          99.1  Press release dated December 28, 2000.

          99.2 Consolidated Financial Statements of Fogdog, Inc., previously filed as part of the Form S-4 Registration Statement (Registration No. 333-50590) filed by Global Sports, Inc. on November 24, 2000, and both incorporated herein by reference and included herewith.

          99.3 Unaudited Pro Forma Condensed Combined Financial Information, previously filed as part of the Form S-4 Registration Statement (Registration No. 333-50590) filed by Global Sports, Inc. on November 24, 2000, and both incorporated herein by reference and included herewith.